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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        January 11, 1999
                                                  -----------------------------


                          THERMACELL TECHNOLOGIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)



          FLORIDA                    0-21279                    59-3223708
          -------                    -------                    ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


             1125 COMMERCE BLVD., SARASOTA, FLORIDA              34243
             --------------------------------------              -----
               (Address of principal executive offices)        (Zip Code)



Registrant's telephone Number, including area code         (941) 358-0306
                                                   ---------------------------



                             N/A
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)


                                        1
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ITEM 2.       Acquisition or Disposition of Assets

     On December 21, 1998, ThermaCell Technologies, Inc. ("Company") acquired substantially all of the assets and liabilities of T-Coast Pavers/Sealco Systems, Inc., Stewart, Florida sealant service applicator enterprises. T-Coast Pavers/Sealco Systems have a total of more than $2 million in revenues. Sealco Systems provides outdoor sealing and weather-proofing services while T-Coast Pavers manufacturers and installs brick-like pavers used in construction.

     The total purchase price for T-Coast Pavers/Sealco Systems was 300,000 shares of ThermaCell common stock and a contingent payment of 300,000 shares subject to certain performance requirements for one of its two former owners. Reference is made to the form of a Stock Purchase Agreement attached as an exhibit to this Form 8-K for additional details regarding the terms of this acquisition.


ITEM 7.       Financial Statements, Proforma Financial Information and Exhibits

        (a) It is impractical to provide the required financial statements at this time. These financial statements will be filed on a supplemental basis.

        (b) Stock Purchase Agreement for the sale of T-Coast Pavers/Sealco Systems, Inc.



                   [BALANCE OF PAGE LEFT BLANK INTENTIONALLY]


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ThermaCell Technologies, Inc.

(Registrant)

By:     /s/ John Pidorenko
        ----------------------------------
        John Pidorenko
        President and Chief Executive Officer

Date:  January 11, 1999


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                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT MADE THIS 1st day of December, 1998, by and among Maurice Malacarne ("Maurice Malacarne"), Judy Malacarne ("Judy Malacarne"), T-Coast Pavers/Sealco Systems, Inc., a Florida corporation (the "Company", together with Maurice Malacarne and Judy Malacarne sometimes referred to herein as the "Seller") and ThermaCell Technologies, Inc., a Florida corporation (hereinafter referred to as "Buyer").

         WHEREAS, Maurice Malacarne and Judy Malacarne collectively own 100% of the outstanding capital stock of the Company (the "Shares"); and

         WHEREAS, the Seller desires to sell, transfer and deliver and the Buyer desires to purchase and acquire all of the Seller's right, title and interest in the Shares on the terms and conditions hereinafter set forth.

         NOW,   THEREFORE,   IN  CONSIDERATION  of  the  mutual  covenants  and
agreements contained herein be it agreed;

1.    Purchase and Sale of the Shares.


     (a) In General. Seller shall, subject to the terms and conditions hereof, sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase, accept, and pay for, all right, title, and interest in and to the Shares for a purchase price set forth below.

     (b) Purchase Price. The Purchase Price payable by Buyer to Seller for the Shares shall be 300,000 shares (the "Purchase Shares") of the Buyer's common stock. The Buyer shall, at its sole cost and expense, register the Purchase Shares and shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") covering the Purchase Shares no later than April 15, 1999. The Buyer will use its best efforts to cause the Registration Statement to be declared effective at the earliest possible time and will maintain the effectiveness of the Registration Statement until all of the Purchase Shares are sold by the Seller.

     (c) Assumed Value. The Purchase Shares referenced in subparagraph (b) above shall have an assumed value (the "Assumed Value") of $300,000. If the aggregate net proceeds received by the Seller from the sale(s) of the Purchase Shares are less than the Assumed Value, then the Buyer shall pay the Seller an amount of cash equal to the difference between the Assumed Value and the actual aggregate net proceeds from the sale(s). The aforementioned equalization of value shall be calculated upon Sellers' sale of all the Purchase Shares.

     In the event the Seller does not receive at least the Assumed Value upon sale of the Purchase Shares, then the Seller shall have the right to request the Buyer to pay any deficiency in monies anticipated to be received with the provision of thirty days notice by the Seller to the Buyer.

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If the Buyer  fails to pay within the thirty day notice  period  then the Seller shall have the right to terminate this Agreement and receive back all of the Shares and assets of the Company as if the transaction reflected herein had not occurred.

     (d) Closing. The closing of the transaction provided for herein (the "Closing") shall take place at the offices of the Buyers counsel on December 1, 1998, or at such other place and date as may be agreed upon by the Buyer and Seller.

2. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as follows:

         (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Florida.

         (b) The Company has no subsidiaries or other affiliated corporations.

         (c) All of the issued and outstanding capital stock of the Company has been validly issued and is fully paid and nonassessable; there are no outstanding options, warrants, or rights to purchase any of its capital stock or assets; the Company has not in any manner altered or amended its charter or articles of incorporation since it filed its original Certificate of Incorporation.

         (d) The Seller represents and warrants that the Company is the sole and absolute owner of the assets attached hereto as Composite Exhibit "A"; such assets are free and clear of any liens, encumbrances or restrictions on sale and has complete power, right and authority to sell the same.

         (e) The Seller has furnished to the Buyer financial statements consisting of the balance sheet of the Company as of December 31, 1997 and the statement of income for the twelve months then ended, and certified balance sheet and profit and loss statement as of December 31, 1997, copies of which financial statements are attached hereto as part of Composite Exhibit "A." Such financial statements are correct and complete and present fairly the financial position of the Company. The Company has also furnished to Buyer income tax (state and federal and franchise tax) returns for the last two years and Seller represents that they are true and correct.

         Since the time period covered as reflected by Composite Exhibit "A", there has not been any material adverse change in the financial position, business, or properties of the Company other than changes in the normal and usual course of its business. The basis for income tax purposes of all assets set forth in the balance sheet of the Company as reflected in Composite Exhibit "A", does not materially vary from the amounts at which such assets are shown by such balance sheet.

         All tax returns and reports of the Company required by any governmental agency or the laws of Florida and any other jurisdiction in which the Company is qualified have been duly filed and all taxes assessments upon or measured by any of the properties, franchises, income or receipts

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of the Company have been audited by taxing officials as set forth in Exhibit "B"
and no deficiencies have proposed as a result of such audit which have not been paid.

       (f) Exhibit "C" hereto attached contains a listing and description of all leases under which the Company is presently either lessor or lessee, including, as part of such description, term, expiration date, rental, and renewal or purchase privilege. The Company represents that it is in full force and effect and that no default, or breach, has occurred which would make said Agreement unenforceable. All leases are to be prorated based on the date of closing.

       (g) There are no actions, suits or proceedings pending or to the knowledge of the Seller or the Company, threatened against or affecting the Company or any of its properties at law or in equity or before or by any federal, state municipal or other governmental department, commission, board, bureau, agency or instrumentality which involve the possibility of any judgement, liability or order which may result in any material adverse change in the business, operations, properties, assets or liabilities of the Company, and the Company is not, to the knowledge of the Seller or the Company, in default in respect of any order, injunction or decree of any court or any government instrumentality. Notwithstanding the foregoing, there is a lawsuit pending between the Company and Skinner which Seller shall continues to take full responsibility for in terms of litigating said costs, any judgments and/or awards and all costs and fees associated therewith.

       (h) The Company owns outright and absolutely all properties and assets reflected on its books at the date hereof as being owned by it, including assets in the ordinary course of business, and other than is disclosed in Exhibit "D" hereto, subject to no liens, mortgages or encumbrances of any kind except as noted in Exhibits "A" and "D."

       (i) Except as set forth in Exhibit "E" attached hereto, the Company is not a party to any written or oral contract which would affect the assets of the Company.

       (k) All notes and accounts receivable of the Company are valid and enforceable against a maker or debtor, as the case may be, for the original principal amount or unpaid balance and for an aggregate amount at least equal to the amount of such notes and accounts receivable shown in Exhibit "A" and provide for any losses which may be sustained on realization of the receivables. To the best knowledge of the Seller and of the Company, no maker of any such note and no debtor owing any such account is insolvent or unable to pay the amount owing to the Company.

       (1) The Company has not since the date of Exhibit "A" attached hereto(i) issued or agreed to issue any stock, bonds or other securities, including securities convertible into stock, except the capital stock issued and now owned by the seller; (ii) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock; (iii) mortgaged, pledged or subjected to lien, charge or any other encumbrance, any of its assets; (iv) suffered any damage or loss, whether or not covered by insurance, materially affecting its property or business; (v) sold or transferred any of its assets except in the ordinary and usual course of its business as conducted during calendar year 1998; (vi) paid or agreed to pay to any officer, employee or other person any extraordinary compensation or bonus, or increased the salary or other compensation of any officer; or (vii) incurred any material obligations or liabilities, absolute or contingent, except current liabilities incurred, and obligations under contracts entered into, in the ordinary and usual course of business.

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        (m) There are no provisions in the Articles of  Incorporation  or Bylaws of the Company, or any agreements to which the Company or the Seller is a party, which prohibit, limit, or otherwise affect the right, power and authority of the Seller to execute this Agreement or to consummate the transactions contemplated thereby.

        (n) As of the execution of this Agreement, the Seller and the Company will give or cause to be given to the Buyer and to its representatives full access during normal business hours to the properties owned by the Company and to the books, records, contracts and the documents of the Company, and they will furnish or cause to be furnished to the Buyer all information with respect to the business affairs and property of the Company as the Buyer may from time to time reasonably request and as maybe related to the terms of the Agreement.

        (o) Except as otherwise provided herein, the Company will carry on its business in substantially the same manner as heretofore, cause its properties to be maintained and kept in good condition, repair and working order, keep in force and effect each and every lease, agreement and insurance comparable in amount and scope to coverage now maintained by it, and use its best efforts to maintain and preserve its business organization intact, which has been approved by the Buyer in its "as is" condition.

        (p) The warranties and representations of each of the parties to this Agreement and the indemnity provisions hereof shall survive the date hereof, and the consummation of the transactions contemplated herein, notwithstanding any investigation or examination made for or on behalf of the parties hereto or the acceptance by the Buyer of any certificate or opinion furnished in connection with this transaction. The Seller shall indemnify and hold harmless the Buyer against any loss, damage or expense, including, but not limited to, legal and other fees, for taxes, interest, assessments and penalties thereon of any kind or nature, for any period prior to the date of this Agreement, and any retroactive insurance premiums incurred or sustained by the Buyer, or any loss, damage or expense as a result of or attributable to any misrepresentation or breach of warranty by the Seller and against any such loss, damage or expense which would not have been incurred or sustained by the Buyer if such representations and warranties had been true and correct.

3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller as follows:

      (a) The Buyer is a corporation duly organized, existing and in good standing under the laws of the State of Florida and is duly authorized to own the properties and conduct the business now owned and conducted by it.

      (b) As of the date hereof, the Buyer's authorized capital stock consists of shares of no par value common stock. All of such issued shares have been validly issued and are fully paid and nonassessable.

                                       7
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      (c) As of the date hereof the Buyer has and shall have the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly executed and delivered by the Buyer will constitute a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors, rights generally or by general equitable principles.

      (d) The Purchase Shares have been duly authorized and validly issued and when delivered to Seller will have been fully paid and non-assessable.

      (e) The Buyer is acquiring the Shares for its own account for investment purposes and not with a view to any distribution thereof.


4.       Conditions for Consummation of this Agreement.


      (a) All representations and warranties of the Buyer and Seller contained in this Agreement shall have been true in all material respects on the date thereof.

      (b) During the period from the date of the balance sheets attached hereto as Exhibit "A" to this date, there shall not have been any material adverse change in or to the business or any of the rights or assets and properties, or any material adverse change in the conditions, financial or otherwise, of the Company.

      (c) The Buyer shall execute those documents necessary to have the Seller removed from any personal liability for the trade accounts listed in Schedule "F".

      (d) The Seller shall have furnished to the Buyer as of this date, a letter from the accountants for the Company stating that nothing has come to their attention which would indicate that there had been any material adverse change in the financial position or results of operations of the Company in the period of calendar year 1997.

      (e)  All  legal  matters  in  connection   with  this  Agreement  and  all
transactions contemplated hereunder shall have been approved by counsel for the Buyer at the time of execution.

      (f) At the time of Closing, or promptly thereafter, the Buyer shall assume the obligations set forth in Schedule "F".

      (g) Delivery of all the books and records and of the Company or copies of the same to the Buyer regarding the assets and liabilities of the Company.

      (h) Buyer shall enter into a five year employment agreement with Maurice Malacarne in the form attached hereto as Exhibit "G"

                                       8
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5.       Miscellaneous.

        (a) The Buyer and Seller represent that no broker has been involved in this transaction.

        (b) The Seller and the Buyer, at any time after the date of this Agreement and from time to time upon request of the other party, will execute and deliver such further instruments of conveyance, assignment and transfer, and take such other action as such other party may reasonably request in order to effectuate the purposes of this Agreement.

        (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representative, successors, heirs and assigns.

        (d) Any notice or communication required hereunder shall be sufficiently given if delivered or mailed by certified mail, postage prepaid, to the Seller or to the Buyer at the addresses set forth below:

If to the Seller:          Maurice F. Malacarne
                           2920 S. Kensington Street
                           Stuart, FL 34997

If to the Buyer:           ThermaCell Technologies, Inc.
                           1125 Commerce Blvd.
                           Sarasota, FL 34243
                           Attn: John Pidorenko, CEO

        (e) This Agreement binds and constitutes the entire understanding between the parties with respect to the sale and purchase provided herein and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. No provision hereof may be waived, modified, amended, discharged or terminated, except by instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, or termination is sought and then only to the extent set forth in such instrument.

        (f) Section titles or headings in this Agreement are inserted for convenience and reference only and in no way define, describe or limit the scope of the intent of this Agreement or any provision

        (g) Each and every provision of this Agreement shall be carried out by the party so charged in a manner deemed duly diligent, expeditious and in good faith. Whenever the consent of a party is required under this Agreement, the same may not be unreasonably withheld.

        (h) This Agreement may be executed in one or more counterparts, any such counterpart shall, for all purposes, be deemed an original, including facsimiles, but all such counterparts together shall constitute but one and the same instrument.

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        (i) This instrument, executed via original or facsimile signature, as of the date first written above, is a Florida contract, and any disputes thereunder shall be resolved by the laws of the State of Florida, in the Circuit Court, Palm Beach County. It is to take effect as a sealed instrument and sets forth the entire contract between the parties. It is binding upon and inures to the benefit of the parties hereto and their representatives, heirs, devisees, executors, administrators, successors, and assigns and may be modified, amended or terminated only by a written instrument executed by both the Seller and the Buyer.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                           SELLER:

                           T-COAST PAVERS/SEALCO SYSTEMS, INC.

                           By: /s/ Maurice Malacarne
                           ---------------------------------------
                           Maurice Malacarne, President

                           /s/ Maurice Malacarne
                           ---------------------------------------
                           Maurice Malacarne

                           /s/ Judy Malacarne
                           ---------------------------------------
                           Judy Malacarne

                           BUYER:

                           THERMACELL TECHNOLOGIES, INC.

                           By: /s/ John Pidorenko
                           -------------------------------------
                           John Pidorenko, President


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                                LIST OF EXHIBITS



1.    Exhibit "A" Financial Statements

2.    Exhibit "B" Income Tax Returns

3.    Exhibit "C" Listing and description of leases

4.    Exhibit "D" Properties subject of Liens, Mortgages

5.    Exhibit "E" Contracts to which the Company is subject

6.    Exhibit "F" Trade Accounts

7. Exhibit "G" Employment contract to be entered into between Buyer and Maurice Malacarne